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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2005

                               COMDIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-9023           94-2443673
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   (State or other jurisdiction       (Commission        (IRS Employer
         of incorporation)            File Number)    Identification No.)

                 106 Cattlemen Road
                  Sarasota, Florida                         34232
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      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (941) 554-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2005 Comdial Corporation (the "Company") issued a press release indicating that it had entered into an agreement, subject to Bankruptcy Court approval, to sell substantially all of its assets under Section 363 of the Bankruptcy Code to Dialcom Acquisition LLC ("Dialcom"),an investor group led by Michael Falk, managing partner of ComVest Investment Partners, a secured debt holder and major investor in the Company. In addition, the Company announced that it had secured $3 million of debtor in possession financing from Dialcom.. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP

On May 26, 2005 Comdial Corporation issued a press release indicating that on May 26, 2005 the Company and certain of its affiliates filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the District of Delaware. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 16, 2005, the Company filed Form 12b-25 with the Securities and Exchange Commission for an extension of time to file its Form 10-Q for the quarter ended March 31, 2005 Due to the filing of the Chapter 11 bankruptcy protection petition as described in Item 1.03 above, the Company has failed to file the Form 10-Q for the quarter ended March 31, 2005 during the prescribed extended filing period.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 26, 2005, Comdial Corporation announced that Michael Falk and Inder Tallur have resigned from the Company's Board of Directors effective May 25, 2005. A copy of the press release is furnished herewith as Exhibit 99.1. Neil Lichtman, the Company's Chief Executive Officer, was appointed Chairman of the Board of Directors by the remaining members of the Company's Board of Directors.

The information being furnished in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

99.1     Press Release issued by Comdial Corporation on May 26, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                COMDIAL CORPORATION


                                                By: /s/  Kenneth M. Clinebell
                                                    ----------------------------
                                                    Kenneth M. Clinebell
                                                    Chief Operating Officer
                                                    Chief Financial Officer and
                                                    Senior Vice President

Dated:  May 31, 2005

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EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release issued by Comdial Corporation on May 26, 2005.